Exhibit 10.5

AMENDMENT #1

TO THE INTELLECTUAL PROPERTY SECURITY AGREEMENT DATED JULY 7, 2016

This Amendment, dated May 19, 2017 (the “Amendment”), is entered into by and between HealthLynked Corp., a Nevada corporation (the “Grantor”), and Iconic Holdings, LLC, a Delaware LLC (the “Secured Party”).

WHEREAS, the Grantor and the Secured Party entered that certain Intellectual Property Security Agreement (the “IP Security Agreement”), in favor of the Secured Party, dated July 7, 2016;

WHEREAS, the Company is requesting additional funding from the Secured Party;

WHEREAS, the Secured Party agrees to extend the additional loan subject to the execution and delivery of this Amendment to the IP Security Agreement;

NOW THEREFORE, the parties agree the IP Security Agreement shall now also include the new loan to the Company evidenced by an eight month $111,000 Fixed Convertible Promissory Note (“Note 2”) dated May 22, 2017.

ALL OTHER TERMS AND CONDITIONS OF THE AGREEMENT REMAIN IN FULL FORCE AND EFFECT.

Please indicate acceptance and approval of this amendment dated May 19, 2017 by signing below:

/s/ George O’Leary	/s/ Michael Sobeck
HealthLynked Corp.	Iconic Holdings, LLC

By: George O’Leary	By: Michael Sobeck

Its: CFO	Its: Manager